UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
30 June 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	—	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
August 23, 2019

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Raymond O. Wicklander, CFA manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang managed the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.
Effective July 17, 2019 ( subsequent to the close of the reporting period), Thomas Lavia, CFA, was added as a portfolio manager for the Nuveen Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund. Phyllis Thomas is no long a portfolio manager of the Funds.
Below, the team discusses economic and market conditions, the key investment strategies and performance of the Funds for the twelve-month reporting period ended June 30, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “advance” estimate of gross domestic product (GDP) growth came in at 2.1% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in June 2019 from 4.0% in June 2018 and job gains averaged around 192,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in June 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.6% over the twelve-month reporting period ended June 30, 2019 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.4% year-over-year in May 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.2% and 2.4%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. (Subsequent to the close of this reporting period, at the July policy committee meeting, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled.)
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases (although subsequent to the close of the reporting period, the U.S. announced a new 10% tariff on $300 billion of Chinese goods). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. (Subsequent to the close of the reporting period, as widely expected, Brexit hardliner Boris Johnson assumed premiership.) Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in the August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The reporting period was marked by some intra-period volatility but posted a significant market rally, which continued until the end of the reporting period. U.S. equity markets have made strong double digit gains and reached new all-time highs in the first half of 2019. These gains came despite heightened volatility and sell-offs at the end of the fourth quarter 2018 and near the end of the reporting period in May 2019. From a sector perspective, information technology, which bore the impact of the sell-off in 2018, hit a new high and is now up over 25% year to date, while defensive sectors have tended to underperform. Having strengthened in the first quarter of 2019, the U.S. dollar weakened moderately, particularly against the Yen which rallied almost 3% but ended the reporting period positive overall. Global equity markets continued their gain higher with the MSCI World Index rallying almost 4% during the latter part of the reporting period. On a global basis, growth once again significantly outperformed value, while large cap and mid cap companies beat small cap stocks.
How did the Funds perform during the twelve-month reporting period ended June 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2019. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2019 and how did these strategies influence performance?
Nuveen NWQ Global Equity Income Fund
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index and its comparative Lipper classification average during the twelve-month reporting period ended June 30, 2019.
The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards. The Fund may employ the use of structured notes to find compelling risk/reward investments.
Geographically, performance benefitted from allocation to Japan, United States and emerging markets. Investments in Europe, Middle East and the Pacific ex-Japan lagged overall and were a headwind for the Fund’s relative return for the reporting period. From a sector perspective, our investments in the utilities, consumer staples and energy sectors helped relative performance versus the MSCI World Index. Conversely, adverse performance in the financials, consumer staples and consumer discretionary sectors were key detractors.
Several individual holdings contributed to absolute performance, including technology sector holdings, Cypress Semiconductor Corp, Oracle Corp and Nintendo Co. Ltd. Cypress Semiconductor Corp was rumored to be up for sale at the end of May 2019 and the rumored sale actually came to fruition in early June 2019. Oracle outperformed for the reporting period after reporting in-line top-line results and earnings-per-share growth. Guidance appeared strong with accelerated growth in the apps ecosystem and back office services as customers continued to migrate to cloud solutions. Nintendo was a top contributor as optimism over Switch hardware sales rose. Nintendo announced a partnership with Tencent to begin distributing the Nintendo Switch in China at a future date and the company forecasted hardware unit sales of 18 million in fiscal 2020, an increase of 1 million units year-over-year.
Several individual holdings detracted from absolute performance, particularly within the Fund's financial sector holdings. Unicaja Banco SA was the leading detractor in the portfolio. Unicaja detracted from performance following the announcement that the company had abandoned its plans to merge with Liberbank. Additionally the potential for European Central Bank (ECB) rate cuts and the effect on net interest income pushed shares lower. Also detracting from performance, was AIB Group PLC. The company has been under pressure from lower volume growth and higher cost inflation. We continue to hold Unicaja Banco and AIB Group. Lastly, Challenger Ltd/Australia detracted from performance coming off a weak fourth quarter 2018 in which the company lowered earnings expectations due to lower volume growth, lower yield on its investment portfolio and regulatory uncertainty regarding annuities. Challenger Ltd/Australia was eliminated from the Fund during the reporting period.
Nuveen NWQ International Value Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the twelve-month reporting period ended June 30, 2019.
Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

Portfolio Managers’ Comments (continued)
The materials, communication services and information technology sectors were the leading contributors to performance on a relative basis versus the MSCI EAFE Index. Financials, consumer staples and energy sectors were the primary sector detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, emerging markets holdings contributed to relative results while overall selections in the continental Europe, Middle East and the Pacific ex-Japan were the top detractors from performance.
Several individual holdings contributed to absolute performance including consumer discretionary sector holding, Wolters Kluwer NV, whose stock price traded to multi-year highs. In addition, consumer discretionary sector holding FUJIFILM Holdings Corp. contributed to absolute performance. The stock price rallied through the end of the 2018, after hitting recent lows. Lastly, material and processing sector holdings Koninklijke DSM NV outperformed in first quarter of 2019 as the company continues to differentiate itself from its more commodity-oriented chemical peers. The company demonstrated volume growth in both health and animal nutrition, and set 2019 guidance above consensus.
Several individual holdings detracted from absolute performance including financial sector holding Unicaja Banco SA. The Fund's holdings in Unicaja detracted from performance following the announcement that the company had abandoned its plans to merge with Liberbank. Additionally the potential for European Central Bank (ECB) rate cuts and the effect on net interest income pushed shares lower. In addition, health care sector holding, Bayer AG underperformed in the first quarter 2019 as glyphosate litigation concerns continue to plague the company. Bayer lost the first federal multi-district litigation trial, leading to a higher probability of an eventual class action settlement. Lastly, financials holdings Bank of Ireland Group PLC detracted from performance. Market concern over management turnover led to underperformance as Bank of Ireland's strategy and cost reduction plans have yet to be proven effective. We continue to hold Unicaja Banco, Bayer and Bank of Ireland.
Nuveen NWQ Multi-Cap Value Fund
Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2019.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Favorable stock selection in the technology, materials & processing and the financial services sectors contributed positively to performance relative to the Russell 3000® Value Index. However, the Fund’s holdings in the energy, health care and producer durables sectors were the key drivers of underperformance relative to the Russell 3000® Value Index.
Several investments contributed meaningfully to the Fund’s absolute performance. Property and casualty holding RenaissanceRe Holdings, Ltd was a top contributor to Fund performance. RenaissanceRe outperformed as the market recognized the increasing evidence that the reinsurance cycle is turning in a positive direction. Insurance rates are hardening after several years of catastrophe losses. Technology holding, Oracle Corp also outperformed for the reporting period after reporting in-line top-line results and earnings-per-share growth. Guidance appeared strong with accelerated growth in the apps ecosystem and back office services as customers continued to migrate to cloud solutions. Lastly, ARRIS International PLC was also a top contributor to the Fund’s performance. In early November 2018, CommScope agreed to acquire ARRIS for an all-cash transaction. ARRIS management had become frustrated by investors’ lack of belief in their business model and in particular free cash flow generation. As a result, ARRIS agreed to a deal with CommScope who is looking to bolster their offerings as 5G cellular networks are built out in 2020 and beyond. We have eliminated our position in ARRIS International PLC.
Several holdings detracted from absolute performance. Two of the largest detractors from performance were within the energy sector, including EQT Corp and Newfield Exploration Company. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent and West Texas Intermediate (WTI) both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and pro-

duction (E&P) and oilfield services indexes were down 38% and 44% respectively. While rebounding from fourth quarter 2018 lows, energy stocks still experienced significant losses for the reporting period. EQT was the leading detractor from portfolio performance. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company), and the stock prices of both companies actually rose during the final two months of 2018 post the separation. We remain optimistic on both EQT and Equitrans as both companies are extremely undervalued and have near term catalysts to drive their stock prices. Newfield Exploration Company was also a key detractor during the reporting period due to a combination of operating results (primarily a higher-than-expected gas/oil ratio and negative inventory revisions by peers in the Anadarko Basin) and the strong macro-driven sell-off in the four quarter 2018 that impacted all similarly sized E&Ps. Lastly, financial sector holding State Street Corp detracted from performance. State Street underperformed as earnings continued to fall on the back of compressed fees, rising expenses and declining asset valuations. We have eliminated our positions in both Newfield Exploration Company and State Street Corp.
Nuveen NWQ Large-Cap Value Fund
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2019.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
On a relative basis, technology, materials & processing and the consumer staples sectors were the leading contributors to Fund performance during the reporting period, while the energy, health care and producer durables sectors were the leading detractors to Fund performance on a relative basis versus the Russell 1000® Value Index.
Technology holding, Oracle Corp outperformed for the reporting period after reporting in-line top-line results and earnings-per-share growth. Guidance appeared strong with accelerated growth in the apps ecosystem and back office services as customers continued to migrate to cloud solutions. The second largest contributor to Fund performance was technology holding Cypress Semiconductor Corp. The semiconductor manufacturer was a beneficiary of increased complexity in everything from autos to industrial and consumer devices. The company was rumored to be up for sale at the end of May 2019 and the rumored sale actually came to fruition in early June 2019. Lastly, financial services holding, First Data Corp also contributed to performance. First Data accepted an all stock merger proposal from Fiserv Inc. at a 31% premium. The combination makes strategic sense and both Fiserv and First Data have appreciated substantially since the offer was announced in early January 2019. We have reduced our position in the company.
Several holdings detracted from absolute performance. Two of the largest detractors from performance were within the energy sector, including EQT Corporation and Newfield Exploration Company. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent and West Texas Intermediate (WTI) both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and production (E& P) and oilfield services indexes were down 38% and 44% respectively. While rebounding from fourth quarter 2018 lows, energy stocks still experienced significant losses for the reporting period. EQT was the leading detractor from portfolio performance. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company) and the stock prices of both companies actually rose during the final two months of 2018 post the separation. We remain optimistic on both EQT and Equitrans as both companies are extremely undervalued and have near term catalysts to drive their stock prices. Newfield Exploration Company was also a key detractor during the reporting period due to a combination of operating results (primarily a higher-than-expected gas/oil ratio and negative inventory revisions by peers in the Anadarko Basin) and the strong macro-driven sell-off in the four quarter 2018 that impacted all similarly sized E&Ps. Lastly, financial sector holding State Street Corp detracted from performance. State Street underperformed as earnings continued to fall on the back of compressed fees, rising expenses and falling assets. We have eliminated our positions in both Newfield Exploration Company and State Street Corp.

Portfolio Managers’ Comments (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2500® Value Index and the Lipper classification average for the twelve-month reporting period ended June 30, 2019.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
During the reporting period, strong stock selection in technology, materials & processing and producer durables sectors contributed positively to the Fund’s relative performance versus Russell 2500® Value Index. Stock selection in the energy, financial services and having no exposure to the utilities sectors detracted from performance.
Financial sector holding RenaissanceRe Holdings Ltd was a top contributor to the Fund's absolute performance. RenaissanceRe outperformed as the market recognized the increasing evidence that the reinsurance cycle is turning in a positive direction. Insurance rates are hardening after several years of catastrophe losses. Technology holdings Mellanox Technologies Limited and Cypress Semiconductor Corp were also top contributors to performance. Mellanox outperformed when, after months of speculation, Nvidia outbid Intel, Microsoft and Xilinx to acquire the company, paying $125 per share in an all-cash transaction. Mellanox has a diversified portfolio with a strong ethernet segment. Cypress Semiconductor Corporation, a semiconductor manufacturer was a beneficiary of increased complexity in everything from autos to industrial and consumer devices. The company was rumored to be up for sale at the end of May 2019 and the rumored sale actually came to fruition in early June 2019.
The three largest detractors from absolute performance were concentrated in the energy sector, including EQT Corporation, Carrizo Oil & Gas Inc. and Newfield Exploration Company. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent and West Texas Intermediate (WTI) both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and production (E&P) and oilfield services indexes were down 38% and 44% respectively. While rebounding from fourth quarter 2018 lows, energy stocks still experienced significant losses for the reporting period. Carrizo Oil & Gas was a key detractor as investor concerns about a global economic slowdown weighed on stocks across the sector. Small caps were especially hurt during the sell-off, and Carrizo’s balance sheet is slightly more leveraged than peers. EQT Corp was another detractor from portfolio performance. EQT had an extremely disappointing year as operational issues led to a weak cash flow forecast given significant but fixable issues. The company completed its separation into EQT (gas E&P company) and Equitrans (gas pipeline company), and the stock prices of both companies actually rose during the final two months of 2018 post the separation. We remain optimistic on both EQT and Equitrans as both companies are extremely undervalued and have near term catalysts to drive their stock prices. Lastly, Newfield Exploration Company was also a key detractor during the reporting period due to a combination of operating results (primarily a higher-than-expected gas/oil ratio and negative inventory revisions by peers in the Anadarko Basin) and the strong macro-driven sell-off in the four quarter 2018 that impacted all similarly sized E&Ps. We have eliminated the Fund's position in Newfield Exploration Company.
Nuveen NWQ Small-Cap Value Fund
The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2019.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Positive stock selection in the technology and producer durables sectors helped relative performance, while stock selection in energy, financial services and having no exposure to the utilities sectors detracted from relative performance versus the Russell 2000® Value Index.

Financial sector holding RenaissanceRe Holdings was a top contributor to the Fund's absolute performance. RenaissanceRe outperformed as the market recognized the increasing evidence that the reinsurance cycle is turning in a positive direction. Insurance rates are hardening after several years of catastrophe losses. Technology holding Mellanox Technologies, Ltd. was also a top contributor to performance. Mellanox outperformed when, after months of speculation, Nvidia outbid Intel, Microsoft and Xilinx to acquire the company paying $125 per share in an all-cash transaction. Mellanox has a diversified portfolio with a strong ethernet segment. Lastly, positive contribution to performance also came from financial holding Euronet Worldwide Inc. The company continued to generate healthy cash flows in each of its business segments. Specifically, it has leveraged its operational expertise in its ATM network and has grown its market share in money transfer.
Several individual holdings detracted from absolute performance, including energy sector holdings Carrizo Oil & Gas Inc. and Centennial Resource Development, Inc. The fourth quarter 2018 was an extremely challenging environment for energy stocks, as Brent and West Texas Intermediate (WTI) both experienced precipitous declines in excess of 30% due to a combination of concerns over a global economic slowdown and the issuance of waivers for Iranian crude purchases, which left the market oversupplied just as fears on demand moved to the front of investors’ minds. The energy sector was down 25%, while the exploration and production (E&P) and oilfield services indexes were down 38% and 44% respectively. While rebounding from fourth quarter 2018 lows, energy stocks still experienced significant losses for the reporting period. Carrizo Oil & Gas was a key detractor as investor concerns about a global economic slowdown weighed on stocks across the sector. Small caps were especially hurt during the sell-off and Carrizo’s balance sheet is slightly more leveraged than peers. In addition, Centennial Resource Development, Inc. detracted as the company issued guidance well below consensus expectations. The company reduced its production growth rate to preserve its balance sheet in a low price environment, but guidance was still below expectations. We have eliminated the Fund's position in Carrizo Oil & Gas Inc. Lastly, consumer discretionary sector holding Hooker Furniture Corporation detracted from performance. Hooker Furniture underperformed due to weaker than expected first quarter 2019 results. This was due to a slowdown in the overall furniture market on the back of tariffs and slowing consumer demand. Hooker is working to shift more production outside of China and has stated their desire to pass on cost increases in the second half of 2019.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.23%	3.35%	8.00%
Class A Shares at maximum Offering Price	(3.65)%	2.13%	7.35%
MSCI World Index	6.33%	6.60%	9.23%
Lipper Global Equity Income Funds Classification Average	4.42%	3.83%	7.03%
Class C Shares	1.45%	2.57%	7.19%
Class R3 Shares	1.97%	3.08%	7.73%
Class I Shares	2.45%	3.60%	8.27%
Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.
Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.92%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.90)%	0.01%	3.14%
Class A Shares at maximum Offering Price	(11.30)%	(1.17)%	2.53%
MSCI EAFE Index	1.08%	2.25%	6.90%
Lipper International Multi-Cap Value Funds Classification Average	(4.21)%	0.06%	5.38%
Class C Shares	(6.68)%	(0.75)%	2.36%
Class R3 Shares	(6.17)%	(0.25)%	2.88%
Class I Shares	(5.67)%	0.25%	3.40%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.27%	2.02%	1.52%	1.02%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.23%	4.66%	10.85%
Class A Shares at maximum Offering Price	(3.64)%	3.42%	10.19%
Russell 3000® Value Index	7.34%	7.31%	13.14%
Lipper Multi-Cap Value Funds Classification Average	3.20%	6.03%	11.98%
Class C Shares	1.43%	3.87%	10.01%
Class R3 Shares	2.00%	4.40%	10.57%
Class I Shares	2.50%	4.92%	11.12%
Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.99%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.96%	4.72%	9.50%
Class A Shares at maximum Offering Price	(3.90)%	3.48%	8.85%
Russell 1000® Value Index	8.46%	7.46%	13.19%
Lipper Multi-Cap Value Funds Classification Average	3.20%	6.03%	11.98%
Class C Shares	1.21%	3.93%	8.67%
Class I Shares	2.13%	4.97%	9.76%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	1.65%	4.44%	7.46%
Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.19%	1.94%	1.44%	0.94%
Net Expense Ratios	1.00%	1.75%	1.25%	0.75%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2021) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.42)%	3.41%	12.36%
Class A Shares at maximum Offering Price	(11.81)%	2.19%	11.70%
Russell 2500® Value Index	(1.92)%	5.55%	13.28%
Lipper Small-Cap Core Funds Classification Average	(3.34)%	5.67%	12.62%
Class C Shares	(7.13)%	2.64%	11.52%
Class I Shares	(6.19)%	3.68%	12.65%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(6.65)%	3.15%	10.02%
Class R6 Shares	(6.03)%	N/A	8.91%
Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.53%	2.29%	1.78%	1.13%	1.25%
Net Expense Ratios	1.31%	2.06%	1.56%	0.89%	1.06%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after July 31, 2021) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of June 30, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(11.47)%	4.22%	14.00%
Class A Shares at maximum Offering Price	(16.56)%	2.99%	13.33%
Russell 2000® Value Index	(6.24)%	5.39%	12.40%
Lipper Small-Cap Core Funds Classification Average	(3.34)%	5.67%	12.62%
Class C Shares	(12.14)%	3.44%	13.15%
Class I Shares	(11.26)%	4.48%	14.28%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(11.68)%	3.96%	11.33%
Class R6 Shares	(11.12)%	4.64%	9.12%
Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.27%	2.01%	1.51%	0.85%	1.01%

Growth of an Assumed $10,000 Investment as of June 30, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of June 30, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	96.9%
Structured Notes	1.1%
Other Assets Less Liabilities	2.0%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	3.6%
Enterprise Products Partners LP	3.3%
Deutsche Post AG	3.2%
Delta Air Lines Inc	3.1%
AIB Group PLC	3.1%
Portfolio Composition (% of net assets)
Banks	14.7%
Oil, Gas & Consumable Fuels	11.1%
Pharmaceuticals	9.1%
Insurance	7.2%
Multi-Utilities	5.6%
Capital Markets	5.1%
Software	4.6%
Entertainment	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Chemicals	3.4%
Diversified Telecommunication Services	3.3%
Air Freight & Logistics	3.2%
Airlines	3.1%
Industrial Conglomerates	2.3%
Other	17.8%
Other Assets Less Liabilities	2.0%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	38.9%
Germany	14.7%
Japan	9.4%
United Kingdom	6.9%
France	6.6%
Ireland	3.1%
Bermuda	3.0%
Netherlands	3.0%
Spain	2.7%
Belgium	2.3%
Other	7.4%
Other Assets Less Liabilities	2.0%
Net Assets	100%
1	Includes 4.4% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nippon Telegraph & Telephone Corp, ADR	3.1%
Siemens AG	3.0%
Axis Capital Holdings Ltd	2.9%
ING Groep NV	2.9%
Sanofi SA	2.8%
Portfolio Composition (% of net assets)
Banks	13.0%
Insurance	10.2%
Pharmaceuticals	7.5%
Food & Staples Retailing	6.1%
Oil, Gas & Consumable Fuels	4.7%
Capital Markets	4.1%
Professional Services	3.8%
Commercial Services & Supplies	3.8%
Automobiles	3.7%
Technology Hardware, Storage & Peripherals	3.5%
Diversified Telecommunication Services	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Industrial Conglomerates	3.0%
Household Durables	2.7%
Wireless Telecommunication Services	2.5%
Tobacco	2.3%
Energy Equipment & Services	2.3%
Other	19.8%
Other Assets Less Liabilities	0.9%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	23.4%
Germany	12.0%
Netherlands	10.9%
United Kingdom	9.6%
France	8.6%
South Korea	5.4%
Switzerland	5.2%
Denmark	4.6%
United States	4.4%
Belgium	4.2%
Other	10.8%
Other Assets Less Liabilities	0.9%
Net Assets	100%
1	Includes 6.5% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of June 30, 2019 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.7%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	14.9%
Oil, Gas & Consumable Fuels	11.8%
Insurance	8.5%
Semiconductors & Semiconductor Equipment	5.8%
Machinery	5.0%
Pharmaceuticals	4.7%
Electric Utilities	4.6%
Chemicals	4.4%
Consumer Finance	4.2%
Software	3.6%
Automobiles	3.3%
Specialty Retail	3.2%
Life Sciences Tools & Services	3.1%
Airlines	2.6%
Other	18.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	4.2%
JPMorgan Chase & Co	3.3%
General Motors Co	3.3%
FirstEnergy Corp	3.2%
Bio-Rad Laboratories Inc	3.1%

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.7%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.0%
Oil, Gas & Consumable Fuels	12.1%
Insurance	9.3%
Pharmaceuticals	5.9%
Electric Utilities	4.9%
Semiconductors & Semiconductor Equipment	4.5%
Software	4.2%
Machinery	4.1%
Consumer Finance	4.1%
Automobiles	3.5%
Chemicals	3.4%
Specialty Retail	3.3%
Airlines	2.8%
Entertainment	2.5%
Other	19.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	4.4%
JPMorgan Chase & Co	3.7%
General Motors Co	3.5%
FirstEnergy Corp	3.4%
CIT Group Inc	3.1%

Holding Summaries    as of June 30, 2019 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	93.8%
Repurchase Agreements	8.9%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	19.0%
Insurance	9.2%
Oil, Gas & Consumable Fuels	8.4%
Equity Real Estate Investment Trust	7.4%
Semiconductors & Semiconductor Equipment	6.3%
Construction & Engineering	5.4%
Metals & Mining	3.9%
Household Durables	3.6%
Paper & Forest Products	3.4%
Life Sciences Tools & Services	3.3%
Auto Components	3.1%
Electrical Equipment	2.9%
Other	17.9%
Repurchase Agreements	8.9%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
RenaissanceRe Holdings Ltd	3.9%
Axis Capital Holdings Ltd	3.7%
Ameris Bancorp	3.5%
Bio-Rad Laboratories Inc	3.3%
Western Alliance Bancorp	3.3%

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	93.1%
Repurchase Agreements	8.4%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	18.1%
Oil, Gas & Consumable Fuels	8.5%
Equity Real Estate Investment Trust	8.3%
Semiconductors & Semiconductor Equipment	6.8%
Household Durables	5.7%
Paper & Forest Products	5.2%
Machinery	4.3%
Electronic Equipment, Instruments & Components	4.2%
Insurance	3.9%
Construction & Engineering	3.3%
Electrical Equipment	2.9%
Metals & Mining	2.8%
Other	19.1%
Repurchase Agreements	8.4%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Ameris Bancorp	4.4%
Western Alliance Bancorp	4.0%
RenaissanceRe Holdings Ltd	3.9%
RPT Realty	3.6%
Quanta Services Inc	3.3%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2019.
The beginning of the period is January 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,152.50	$1,148.10	$1,150.80	$1,153.90
Expenses Incurred During the Period	$ 5.92	$ 9.91	$ 7.25	$ 4.59
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.29	$1,015.57	$1,018.05	$1,020.53
Expenses Incurred During the Period	$ 5.56	$ 9.30	$ 6.80	$ 4.31
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,108.10	$1,103.60	$1,106.70	$1,109.60
Expenses Incurred During the Period	$ 6.01	$ 9.91	$ 7.31	$ 4.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,226.90	$1,222.40	$1,225.60	$1,228.70
Expenses Incurred During the Period	$ 6.35	$ 10.47	$ 7.73	$ 4.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,203.30	$1,197.80	$1,201.40	$1,205.10
Expenses Incurred During the Period	$ 5.46	$ 9.54	$ 6.82	$ 4.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.60	$1,021.08
Expenses Incurred During the Period	$ 5.01	$ 8.75	$ 6.26	$ 3.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,207.30	$1,203.00	$1,205.70	$1,209.30	$1,209.20
Expenses Incurred During the Period	$ 7.17	$ 11.25	$ 8.53	$ 5.04	$ 5.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.23	$1,019.54
Expenses Incurred During the Period	$ 6.56	$ 10.29	$ 7.80	$ 4.61	$ 5.31
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.92% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,153.20	$1,148.80	$1,151.70	$1,155.30	$1,154.60
Expenses Incurred During the Period	$ 6.73	$ 10.71	$ 8.06	$ 4.60	$ 5.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.83	$1,017.31	$1,020.53	$1,019.79
Expenses Incurred During the Period	$ 6.31	$ 10.04	$ 7.55	$ 4.31	$ 5.06
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%, 1.51%, 0.86% and 1.01% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II and Shareholders of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ International Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, and Nuveen NWQ Small-Cap Value Fund (five of the Funds constituting Nuveen Investment Trust), and of Nuveen NWQ International Value Fund (one of the Funds constituting Nuveen Investment Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
August 27, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.0%
	COMMON STOCKS – 96.9%
	Air Freight & Logistics – 3.2%
197,400	Deutsche Post AG, (2)	$ 6,493,828
	Airlines – 3.1%
113,402	Delta Air Lines Inc	6,435,563
	Automobiles – 1.4%
50,915	Daimler AG, (2)	2,839,622
	Banks – 14.7%
1,543,619	AIB Group PLC	6,311,877
64,415	Bank of NT Butterfield & Son Ltd/The	2,187,534
56,930	CIT Group Inc	2,991,102
104,500	Citigroup Inc	7,318,135
530,968	ING Groep NV, (2)	6,150,595
27,705	JPMorgan Chase & Co	3,097,419
2,310,500	Unicaja Banco SA,144A, (2), (3)	2,062,869
	Total Banks	30,119,531
	Biotechnology – 1.5%
45,535	Gilead Sciences Inc	3,076,345
	Capital Markets – 5.1%
94,048	AURELIUS Equity Opportunities SE & Co KGaA, (2)	4,475,294
654,800	Daiwa Securities Group Inc, (2)	2,874,860
22,395	Deutsche Boerse AG, (2)	3,161,501
	Total Capital Markets	10,511,655
	Chemicals – 3.4%
100,360	Corteva Inc	2,967,645
53,208	DuPont de Nemours Inc	3,994,325
	Total Chemicals	6,961,970
	Diversified Telecommunication Services – 3.3%
67,560	Nippon Telegraph & Telephone Corp, (2)	3,147,598
272,500	Telefonica Brasil SA	3,541,837
	Total Diversified Telecommunication Services	6,689,435
	Electric Utilities – 1.5%
70,740	FirstEnergy Corp	3,028,379

Shares	Description (1)	Value
	Electrical Equipment – 1.5%
37,750	Eaton Corp PLC	$ 3,143,820
	Entertainment – 3.9%
16,400	Nintendo Co Ltd, (2)	6,017,137
70,325	Viacom Inc	2,100,608
	Total Entertainment	8,117,745
	Food Products – 1.5%
348,020	Orkla ASA, (2)	3,088,651
	Household Durables – 1.9%
241,600	Sekisui House Ltd, (2)	3,980,747
	Industrial Conglomerates – 2.3%
39,295	Siemens AG, (2)	4,678,279
	Insurance – 7.2%
90,800	Ageas, (2)	4,725,260
13,390	Allianz SE, (2)	3,229,348
62,365	CNA Financial Corp	2,935,521
22,280	RenaissanceRe Holdings Ltd	3,966,063
	Total Insurance	14,856,192
	Multi-Utilities – 5.6%
211,100	Engie SA, (2)	3,201,012
239,600	National Grid PLC, (2)	2,548,112
238,770	Veolia Environnement SA, (2)	5,814,139
	Total Multi-Utilities	11,563,263
	Oil, Gas & Consumable Fuels – 11.1%
37,220	Chevron Corp	4,631,657
235,870	Enterprise Products Partners LP	6,809,567
152,644	Equitrans Midstream Corp	3,008,613
126,820	Suncor Energy Inc	3,951,711
79,865	TOTAL SA, (2)	4,479,928
	Total Oil, Gas & Consumable Fuels	22,881,476
	Pharmaceuticals – 9.1%
75,170	AstraZeneca PLC, Sponsored ADR	3,103,018
46,200	Bayer AG, (2)	3,204,446
66,680	Bristol-Myers Squibb Co	3,023,938
302,440	GlaxoSmithKline PLC, (2)	6,062,357
11,470	Roche Holding AG, (2)	3,225,222
	Total Pharmaceuticals	18,618,981
	Real Estate Management & Development – 1.0%
468,000	Great Eagle Holdings Ltd, (2)	2,011,416

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 3.6%
7,998	Broadcom Inc	$2,302,304
133,050	Cypress Semiconductor Corp	2,959,032
117,400	Infineon Technologies AG, (2)	2,086,161
	Total Semiconductors & Semiconductor Equipment	7,347,497
	Software – 4.6%
35,190	Microsoft Corp	4,714,052
82,050	Oracle Corp	4,674,389
	Total Software	9,388,441
	Specialty Retail – 1.2%
869,400	Kingfisher PLC, (2)	2,369,706
	Technology Hardware, Storage & Peripherals – 1.4%
89,600	Samsung Electronics Co Ltd, (2)	2,971,526
	Tobacco – 2.2%
58,700	Philip Morris International Inc	4,609,711
	Trading Companies & Distributors – 1.6%
196,400	Mitsui & Co Ltd, (2)	3,205,817
	Total Common Stocks (cost $179,108,982)	198,989,596

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.1%
32,000	JPMorgan Chase Bank, National Association, Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap 116.43% of Issue Price), 144A	10.000%	$65.3580	$76.0960	8/02/19	$ 2,156,379
	Total Structured Notes (cost $2,091,456)					2,156,379
	Total Long-Term Investments (cost $181,200,438)					201,145,975
	Other Assets Less Liabilities – 2.0%					4,149,042
	Net Assets – 100%					$ 205,295,017
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Aerospace & Defense – 1.5%
30,632	Thales SA, (2)	$ 3,783,729
	Air Freight & Logistics – 1.5%
113,450	Deutsche Post AG, (2)	3,732,142
	Automobiles – 3.7%
37,986	Hyundai Motor Co, (2)	2,604,247
51,860	Toyota Motor Corp, Sponsored ADR	6,430,122
	Total Automobiles	9,034,369
	Banks – 13.0%
945,800	AIB Group PLC	3,867,388
658,388	Bank of Ireland Group PLC, (2)	3,424,841
605,788	ING Groep NV, (2)	7,017,290
361,600	Oversea-Chinese Banking Corp Ltd, (2)	3,050,168
2,084,071	Royal Bank of Scotland Group PLC, (2)	5,812,697
139,200	Sumitomo Mitsui Trust Holdings Inc, (2)	5,057,361
4,113,560	Unicaja Banco SA,144A, (2)	3,672,684
	Total Banks	31,902,429
	Capital Markets – 4.1%
108,250	AURELIUS Equity Opportunities SE & Co KGaA, (2)	5,151,099
413,731	UBS Group AG	4,902,712
	Total Capital Markets	10,053,811
	Chemicals – 1.2%
24,795	Koninklijke DSM NV, (2)	3,059,316
	Commercial Services & Supplies – 3.8%
167,600	Dai Nippon Printing Co Ltd, (2)	3,579,466
188,659	ISS A/S, (2)	5,703,684
	Total Commercial Services & Supplies	9,283,150
	Diversified Financial Services – 1.6%
40,008	Groupe Bruxelles Lambert SA, (2)	3,930,832
	Diversified Telecommunication Services – 3.1%
162,690	Nippon Telegraph & Telephone Corp, ADR, (2)	7,564,271
	Electrical Equipment – 2.0%
145,900	Mabuchi Motor Co Ltd, (2)	5,005,494

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.5%
372,710	Flex Ltd, (3)	$ 3,566,835
	Energy Equipment & Services – 2.3%
422,797	Tenaris SA, (2)	5,545,319
	Food & Staples Retailing – 6.1%
298,689	Carrefour SA	5,767,076
114,000	Seven & i Holdings Co Ltd, (2)	3,862,477
1,868,365	Tesco PLC, (2)	5,385,881
	Total Food & Staples Retailing	15,015,434
	Household Durables – 2.7%
303,800	Panasonic Corp, (2)	2,537,688
249,900	Sekisui House Ltd, (2)	4,117,503
	Total Household Durables	6,655,191
	Industrial Conglomerates – 3.0%
61,507	Siemens AG, (2)	7,322,737
	Insurance – 10.2%
121,315	Ageas, (2)	6,313,270
20,100	Allianz SE, (2)	4,847,640
119,892	Axis Capital Holdings Ltd	7,151,558
208,600	MS&AD Insurance Group Holdings Inc, (2)	6,630,646
	Total Insurance	24,943,114
	Media – 1.9%
90,643	Publicis Groupe SA, (2)	4,784,213
	Multi-Utilities – 1.8%
417,648	National Grid PLC, (2)	4,441,628
	Oil, Gas & Consumable Fuels – 4.7%
188,268	Canadian Natural Resources Ltd	5,077,588
97,397	Royal Dutch Shell PLC, Sponsored ADR	6,402,879
	Total Oil, Gas & Consumable Fuels	11,480,467
	Pharmaceuticals – 7.5%
63,261	Bayer AG, (2)	4,387,802
190,316	GlaxoSmithKline PLC, (2)	3,814,851
11,595	Roche Holding AG, (2)	3,260,371
79,395	Sanofi SA, (2)	6,861,500
	Total Pharmaceuticals	18,324,524
	Professional Services – 3.8%
76,532	Adecco Group AG, (2)	4,599,371
64,646	Wolters Kluwer NV, (2)	4,703,080
	Total Professional Services	9,302,451

Shares	Description (1)	Value
	Real Estate Management & Development – 1.9%
665,500	City Developments Ltd, (2)	$ 4,661,781
	Semiconductors & Semiconductor Equipment – 3.0%
260,000	MediaTek Inc, (2)	2,633,479
71,100	Rohm Co Ltd, (2)	4,790,425
	Total Semiconductors & Semiconductor Equipment	7,423,904
	Software – 1.7%
29,619	SAP SE, (2)	4,060,523
	Specialty Retail – 1.7%
1,559,059	Kingfisher PLC, (2)	4,249,495
	Technology Hardware, Storage & Peripherals – 3.5%
81,400	FUJIFILM Holdings Corp, (2)	4,132,661
138,175	Samsung Electronics Co Ltd, (2)	4,582,485
	Total Technology Hardware, Storage & Peripherals	8,715,146
	Textiles, Apparel & Luxury Goods – 1.5%
146,600	Wacoal Holdings Corp, (2)	3,809,257
	Tobacco – 2.3%
489,253	Scandinavian Tobacco Group A/S, 144A	5,701,858
	Wireless Telecommunication Services – 2.5%
249,585	SK Telecom Co Ltd, Sponsored ADR	6,177,229
	Total Long-Term Investments (cost $209,976,133)	243,530,649
	Other Assets Less Liabilities – 0.9%	2,161,440
	Net Assets – 100%	$ 245,692,089
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.7%
	COMMON STOCKS – 97.7%
	Airlines – 2.6%
37,955	Delta Air Lines Inc	$ 2,153,946
	Auto Components – 1.1%
22,000	BorgWarner Inc	923,560
	Automobiles – 3.3%
70,725	General Motors Co	2,725,034
	Banks – 14.9%
45,000	Bank of America Corp	1,305,000
39,050	Bank of NT Butterfield & Son Ltd/The	1,326,138
48,585	CIT Group Inc	2,552,656
50,500	Citigroup Inc	3,536,515
24,500	JPMorgan Chase & Co	2,739,100
23,360	Western Alliance Bancorp, (2)	1,044,659
	Total Banks	12,504,068
	Biotechnology – 1.9%
23,155	Gilead Sciences Inc	1,564,352
	Capital Markets – 1.9%
74,578	B Riley Financial Inc	1,555,697
	Chemicals – 4.4%
40,431	Corteva Inc	1,195,545
17,537	DuPont de Nemours Inc	1,316,502
12,350	Innospec Inc	1,126,814
	Total Chemicals	3,638,861
	Communications Equipment – 0.9%
8,925	ViaSat Inc, (2)	721,318
	Construction & Engineering – 1.8%
40,470	Quanta Services Inc	1,545,549
	Consumer Finance – 4.2%
28,650	Discover Financial Services	2,222,953
36,000	Synchrony Financial	1,248,120
	Total Consumer Finance	3,471,073

Shares	Description (1)	Value
	Electric Utilities – 4.6%
11,564	Entergy Corp	$1,190,283
63,000	FirstEnergy Corp	2,697,030
	Total Electric Utilities	3,887,313
	Electronic Equipment, Instruments & Components – 1.1%
7,000	Coherent Inc, (2)	954,590
	Entertainment – 1.6%
46,000	Viacom Inc	1,374,020
	Equity Real Estate Investment Trust – 1.9%
310,700	Colony Capital Inc	1,553,500
	Health Care Equipment & Supplies – 1.4%
16,130	LivaNova PLC, (2)	1,160,715
	Insurance – 8.5%
7,850	Aon PLC	1,514,893
33,400	Loews Corp	1,825,978
12,113	RenaissanceRe Holdings Ltd	2,156,235
48,210	Unum Group	1,617,446
	Total Insurance	7,114,552
	IT Services – 1.8%
56,438	First Data Corp, (2)	1,527,777
	Life Sciences Tools & Services – 3.1%
8,300	Bio-Rad Laboratories Inc, (2)	2,594,497
	Machinery – 5.0%
11,985	Ingersoll-Rand PLC	1,518,140
34,000	Terex Corp	1,067,600
77,385	Trinity Industries Inc	1,605,739
	Total Machinery	4,191,479
	Media – 1.3%
21,810	CBS Corp, Class A	1,088,319
	Oil, Gas & Consumable Fuels – 11.8%
88,500	Carrizo Oil & Gas Inc, (2)	886,770
100,095	Centennial Resource Development Inc/DE, (2)	759,721
16,446	Cheniere Energy Inc, (2)	1,125,728
12,000	Chevron Corp	1,493,280
83,243	EQT Corp	1,316,072
78,603	Equitrans Midstream Corp	1,549,265
25,447	Hess Corp	1,617,666

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
37,000	Suncor Energy Inc	$ 1,152,920
	Total Oil, Gas & Consumable Fuels	9,901,422
	Pharmaceuticals – 4.7%
13,295	Allergan PLC	2,225,982
42,400	GlaxoSmithKline PLC, Sponsored ADR	1,696,848
	Total Pharmaceuticals	3,922,830
	Semiconductors & Semiconductor Equipment – 5.8%
35,730	Cypress Semiconductor Corp	794,635
17,310	Mellanox Technologies Ltd, (2)	1,915,698
97,020	Rambus Inc, (2)	1,168,121
20,556	Teradyne Inc	984,838
	Total Semiconductors & Semiconductor Equipment	4,863,292
	Software – 3.6%
38,755	Oracle Corp	2,207,873
37,120	Symantec Corp	807,731
	Total Software	3,015,604
	Specialty Retail – 3.2%
10,505	Advance Auto Parts Inc	1,619,241
188,400	Kingfisher PLC, Sponsored ADR, (3)	1,024,896
	Total Specialty Retail	2,644,137
	Tobacco – 1.3%
14,138	Philip Morris International Inc	1,110,257
	Total Long-Term Investments (cost $85,389,073)	81,707,762

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 1,940	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $1,939,769, collateralized by $2,000,000, U.S. Treasury Notes, 1.625%, due 2/15/26, value $1,981,296	1.200%	7/01/19	$ 1,939,575
	Total Short-Term Investments (cost $1,939,575)			1,939,575
	Total Investments (cost $87,328,648) – 100.0%			83,647,337
	Other Assets Less Liabilities – 0.0%			22,727
	Net Assets – 100%			$ 83,670,064

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.7%
	COMMON STOCKS – 98.7%
	Aerospace & Defense – 1.9%
5,049	Raytheon Co	$ 877,920
	Airlines – 2.8%
22,538	Delta Air Lines Inc	1,279,032
	Auto Components – 1.3%
14,509	BorgWarner Inc	609,088
	Automobiles – 3.5%
41,577	General Motors Co	1,601,962
	Banks – 15.0%
31,000	Bank of America Corp	899,000
27,068	CIT Group Inc	1,422,153
28,863	Citigroup Inc	2,021,276
15,259	JPMorgan Chase & Co	1,705,956
17,532	Wells Fargo & Co	829,614
	Total Banks	6,877,999
	Beverages – 2.5%
22,283	Coca-Cola Co/The	1,134,650
	Biotechnology – 1.9%
12,950	Gilead Sciences Inc	874,902
	Capital Markets – 1.4%
11,200	State Street Corp	627,872
	Chemicals – 3.4%
22,223	Corteva Inc	657,134
12,071	DuPont de Nemours Inc	906,170
	Total Chemicals	1,563,304
	Communications Equipment – 0.7%
3,945	ViaSat Inc, (2)	318,835
	Consumer Finance – 4.1%
15,800	Discover Financial Services	1,225,922
18,424	Synchrony Financial	638,760
	Total Consumer Finance	1,864,682

Shares	Description (1)	Value
	Electric Utilities – 4.9%
6,900	Entergy Corp	$710,217
36,232	FirstEnergy Corp	1,551,092
	Total Electric Utilities	2,261,309
	Entertainment – 2.5%
38,208	Viacom Inc	1,141,273
	Equity Real Estate Investment Trust – 1.9%
173,623	Colony Capital Inc	868,115
	Insurance – 9.3%
22,732	American International Group Inc	1,211,161
4,966	Aon PLC	958,339
21,342	Loews Corp	1,166,767
28,459	Unum Group	954,799
	Total Insurance	4,291,066
	Interactive Media & Services – 2.4%
1,025	Alphabet Inc, Class A, (2)	1,109,870
	IT Services – 1.9%
31,961	First Data Corp, (2)	865,184
	Life Sciences Tools & Services – 1.5%
2,210	Bio-Rad Laboratories Inc, (2)	690,824
	Machinery – 4.1%
6,661	Ingersoll-Rand PLC	843,749
50,100	Trinity Industries Inc	1,039,575
	Total Machinery	1,883,324
	Media – 0.4%
4,062	CBS Corp, Class A	202,694
	Oil, Gas & Consumable Fuels – 12.1%
9,382	Cheniere Energy Inc, (2)	642,198
7,554	Chevron Corp	940,020
17,250	EQM Midstream Partners LP	770,730
38,642	EQT Corp	610,930
7,774	Equitrans Midstream Corp	153,225
14,013	Hess Corp	890,806
32,921	Parsley Energy Inc, (2)	625,828
28,879	Suncor Energy Inc	899,870
	Total Oil, Gas & Consumable Fuels	5,533,607
	Pharmaceuticals – 5.9%
7,293	Allergan PLC	1,221,067

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Pharmaceuticals (continued)
14,715	Bristol-Myers Squibb Co	$667,325
20,898	GlaxoSmithKline PLC, Sponsored ADR	836,338
	Total Pharmaceuticals	2,724,730
	Semiconductors & Semiconductor Equipment – 4.5%
38,030	Cypress Semiconductor Corp	845,787
6,175	Mellanox Technologies Ltd, (2)	683,387
11,029	Teradyne Inc	528,400
	Total Semiconductors & Semiconductor Equipment	2,057,574
	Software – 4.2%
21,754	Oracle Corp	1,239,325
31,350	Symantec Corp	682,176
	Total Software	1,921,501
	Specialty Retail – 3.3%
5,770	Advance Auto Parts Inc	889,388
110,750	Kingfisher PLC, Sponsored ADR, (3)	602,480
	Total Specialty Retail	1,491,868
	Tobacco – 1.3%
7,756	Philip Morris International Inc	609,079
	Total Long-Term Investments (cost $33,274,203)	45,282,264

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%
	REPURCHASE AGREEMENTS – 1.1%
$ 524	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $524,057, collateralized by $550,000, U.S. Treasury Notes, 1.500%, due 8/15/26, value $538,609	1.200%	7/01/19	$ 524,005
	Total Short-Term Investments (cost $524,005)			524,005
	Total Investments (cost $33,798,208) – 99.8%			45,806,269
	Other Assets Less Liabilities – 0.2%			86,895
	Net Assets – 100%			$ 45,893,164
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 93.8%
	COMMON STOCKS – 93.8%
	Aerospace & Defense – 1.4%
8,410	Astronics Corp, (2)	$ 338,250
	Auto Components – 3.1%
17,310	BorgWarner Inc	726,674
	Banks – 19.0%
20,962	Ameris Bancorp	821,501
20,637	Bank of NT Butterfield & Son Ltd/The	700,833
9,110	CIT Group Inc	478,640
51,011	First Horizon National Corp	761,594
11,910	PacWest Bancorp	462,465
7,641	Texas Capital Bancshares Inc, (2)	468,928
17,510	Western Alliance Bancorp, (2)	783,047
	Total Banks	4,477,008
	Building Products – 1.8%
9,850	Apogee Enterprises Inc	427,884
	Chemicals – 1.7%
4,289	Innospec Inc	391,328
	Construction & Engineering – 5.4%
6,120	Jacobs Engineering Group Inc	516,467
19,910	Quanta Services Inc	760,363
	Total Construction & Engineering	1,276,830
	Electrical Equipment – 2.9%
8,370	EnerSys	573,345
4,703	nVent Electric PLC	116,587
	Total Electrical Equipment	689,932
	Electronic Equipment, Instruments & Components – 2.0%
3,446	Coherent Inc, (2)	469,931
	Equity Real Estate Investment Trust – 7.4%
35,756	Brandywine Realty Trust	512,026
6,462	PotlatchDeltic Corp	251,889
61,465	RPT Realty	744,341
7,732	STAG Industrial Inc	233,816
	Total Equity Real Estate Investment Trust	1,742,072

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.5%
4,790	LivaNova PLC, (2)	$ 344,688
	Household Durables – 3.6%
30,870	Taylor Morrison Home Corp, (2)	647,035
17,210	TRI Pointe Group Inc, (2)	206,004
	Total Household Durables	853,039
	Insurance – 9.2%
14,525	Axis Capital Holdings Ltd	866,416
2,460	Reinsurance Group of America Inc	383,834
5,155	RenaissanceRe Holdings Ltd	917,642
	Total Insurance	2,167,892
	IT Services – 0.8%
1,140	Euronet Worldwide Inc, (2)	191,794
	Life Sciences Tools & Services – 3.3%
2,530	Bio-Rad Laboratories Inc, (2)	790,853
	Machinery – 2.2%
3,300	Albany International Corp	273,603
9,355	Federal Signal Corp	250,246
	Total Machinery	523,849
	Metals & Mining – 3.9%
3,500	Materion Corp	237,335
7,274	Reliance Steel & Aluminum Co	688,266
	Total Metals & Mining	925,601
	Oil, Gas & Consumable Fuels – 8.4%
19,825	Carrizo Oil & Gas Inc, (2)	198,646
24,865	EQT Corp	393,116
31,393	Equitrans Midstream Corp	618,756
24,900	Parsley Energy Inc, (2)	473,349
8,220	PDC Energy Inc, (2)	296,413
	Total Oil, Gas & Consumable Fuels	1,980,280
	Paper & Forest Products – 3.4%
6,265	Boise Cascade Co	176,109
36,575	PH Glatfelter Co	617,386
	Total Paper & Forest Products	793,495
	Road & Rail – 2.4%
17,600	Knight-Swift Transportation Holdings Inc	577,984
	Semiconductors & Semiconductor Equipment – 6.3%
9,985	Cypress Semiconductor Corp	222,066
6,845	Mellanox Technologies Ltd, (2)	757,536

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
3,445	Qorvo Inc, (2)	$229,472
5,690	Teradyne Inc	272,608
	Total Semiconductors & Semiconductor Equipment	1,481,682
	Specialty Retail – 2.3%
2,725	Foot Locker Inc	114,232
25,550	Haverty Furniture Cos Inc	435,116
	Total Specialty Retail	549,348
	Trading Companies & Distributors – 1.8%
19,950	BMC Stock Holdings Inc, (2)	422,940
	Total Long-Term Investments (cost $17,978,616)	22,143,354

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 8.9%
	REPURCHASE AGREEMENTS – 8.9%
$ 2,116	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $2,115,905, collateralized by $2,180,000, U.S. Treasury Notes, 1.625%, due 2/15/26, value $2,159,613	1.200%	7/01/19	$ 2,115,693
	Total Short-Term Investments (cost $2,115,693)			2,115,693
	Total Investments (cost $20,094,309) – 102.7%			24,259,047
	Other Assets Less Liabilities – (2.7)%			(642,355)
	Net Assets – 100%			$ 23,616,692
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 93.1%
	COMMON STOCKS – 93.1%
	Aerospace & Defense – 1.4%
197,723	Astronics Corp, (2)	$ 7,952,419
	Auto Components – 1.5%
260,479	Stoneridge Inc, (2)	8,218,112
	Banks – 18.1%
621,443	Ameris Bancorp	24,354,351
485,060	Bank of NT Butterfield & Son Ltd/The	16,472,638
78,280	BankUnited Inc	2,641,167
828,428	First Horizon National Corp	12,368,430
286,010	PacWest Bancorp	11,105,768
179,425	Texas Capital Bancshares Inc, (2)	11,011,312
495,034	Western Alliance Bancorp, (2)	22,137,921
	Total Banks	100,091,587
	Building Products – 1.7%
211,415	Apogee Enterprises Inc	9,183,868
	Commercial Services & Supplies – 1.5%
233,115	HNI Corp	8,247,609
	Construction & Engineering – 3.3%
470,945	Quanta Services Inc	17,985,390
	Electrical Equipment – 2.9%
192,610	EnerSys	13,193,785
115,360	nVent Electric PLC	2,859,774
	Total Electrical Equipment	16,053,559
	Electronic Equipment, Instruments & Components – 4.2%
84,639	Coherent Inc, (2)	11,542,220
200,010	Kimball Electronics Inc, (2)	3,248,162
295,517	Methode Electronics Inc	8,442,921
	Total Electronic Equipment, Instruments & Components	23,233,303
	Equity Real Estate Investment Trust – 8.3%
954,189	Brandywine Realty Trust	13,663,986
166,990	PotlatchDeltic Corp	6,509,270
1,649,505	RPT Realty	19,975,506

Shares	Description (1)	Value
	Equity Real Estate Investment Trust (continued)
181,579	STAG Industrial Inc	$ 5,490,949
	Total Equity Real Estate Investment Trust	45,639,711
	Food Products – 2.3%
1,366,324	Landec Corp, (2)	12,802,456
	Health Care Equipment & Supplies – 1.7%
131,655	LivaNova PLC, (2)	9,473,894
	Household Durables – 5.7%
552,011	Hooker Furniture Corp	11,382,467
727,715	Taylor Morrison Home Corp, (2)	15,252,906
396,100	TRI Pointe Group Inc, (2)	4,741,317
	Total Household Durables	31,376,690
	Insurance – 3.9%
121,180	RenaissanceRe Holdings Ltd	21,571,252
	IT Services – 0.8%
26,801	Euronet Worldwide Inc, (2)	4,509,000
	Machinery – 4.3%
108,619	Alamo Group Inc	10,854,297
78,022	Albany International Corp	6,468,804
240,434	Federal Signal Corp	6,431,609
	Total Machinery	23,754,710
	Metals & Mining – 2.8%
101,140	Kaiser Aluminum Corp	9,872,276
82,341	Materion Corp	5,583,543
	Total Metals & Mining	15,455,819
	Oil, Gas & Consumable Fuels – 8.5%
1,568,795	Centennial Resource Development Inc/DE, (2)	11,907,154
803,735	Equitrans Midstream Corp	15,841,617
268,495	PDC Energy Inc, (2)	9,681,930
847,155	WPX Energy Inc, (2)	9,750,754
	Total Oil, Gas & Consumable Fuels	47,181,455
	Paper & Forest Products – 5.2%
155,049	Boise Cascade Co	4,358,427
143,861	Neenah Inc	9,717,811
874,479	PH Glatfelter Co	14,761,205
	Total Paper & Forest Products	28,837,443
	Professional Services – 1.1%
408,542	GP Strategies Corp, (2)	6,160,813

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2019
Shares	Description (1)	Value
	Road & Rail – 2.5%
417,115	Knight-Swift Transportation Holdings Inc	$ 13,698,057
	Semiconductors & Semiconductor Equipment – 6.8%
286,561	Entegris Inc	10,694,457
155,445	Mellanox Technologies Ltd, (2)	17,203,098
807,210	Rambus Inc, (2)	9,718,808
	Total Semiconductors & Semiconductor Equipment	37,616,363
	Thrifts & Mortgage Finance – 2.1%
399,839	HomeStreet Inc	11,851,228
	Trading Companies & Distributors – 2.5%
642,185	BMC Stock Holdings Inc, (2)	13,614,322
	Total Long-Term Investments (cost $453,671,436)	514,509,060

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 8.4%
	REPURCHASE AGREEMENTS – 8.4%
$ 46,275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $46,280,053, collateralized by $47,650,000, U.S. Treasury Notes, 1.625%, due 2/15/26, value $47,204,377	1.200%	7/01/19	$ 46,275,425
	Total Short-Term Investments (cost $46,275,425)			46,275,425
	Total Investments (cost $499,946,861) – 101.5%			560,784,485
	Other Assets Less Liabilities – (1.5)%			(8,473,719)
	Net Assets – 100%			$ 552,310,766
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
June 30, 2019
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $181,200,438, $209,976,133, $85,389,073, $33,274,203, $17,978,616 and $453,671,436, respectively)	$201,145,975	$243,530,649	$81,707,762	$45,282,264	$22,143,354	$514,509,060
Short-term investments, at value (cost approximates value)	—	—	1,939,575	524,005	2,115,693	46,275,425
Cash	3,751,624	—	—	—	—	—
Cash denominated in foreign currencies (cost $120,491, $325,076, $—, $—, $—and $—, respectively)	120,520	324,899	—	—	—	—
Receivable for:
Dividends	634,135	818,507	127,815	86,251	31,502	664,160
Interest	—	—	194	52	212	4,628
Investments sold	537,958	1,290,722	—	648,755	51,401	971,540
Reclaims	474,146	638,282	7,834	18,827	—	—
Shares sold	94,362	320,568	28,572	988	69,835	1,037,807
Other assets	253,968	134,417	93,292	57,106	32,483	91,978
Total assets	207,012,688	247,058,044	83,905,044	46,618,248	24,444,480	563,554,598
Liabilities
Cash overdraft	—	471,902	—	—	—	—
Payable for:
Dividends	141,436	—	—	—	—	—
Investments purchased	220,603	—	—	623,655	598,942	9,758,334
Shares redeemed	848,923	359,733	57,894	5,944	178,555	694,749
Accrued expenses:
Management fees	93,913	108,419	39,663	12,119	9,210	355,115
Professional fees	39,801	30,281	16,632	15,965	15,125	32,920
Shareholder reporting expenses	29,315	58,224	13,357	10,933	7,618	57,994
Shareholder servicing agent fees	59,742	192,082	19,434	11,357	5,641	260,623
Trustees fees	200,315	100,324	67,042	32,339	137	28,991
12b-1 distribution and service fees	52,132	7,696	10,704	3,225	2,100	26,383
Other	31,491	37,294	10,254	9,547	10,460	28,723
Total liabilities	1,717,671	1,365,955	234,980	725,084	827,788	11,243,832
Net assets	$205,295,017	$245,692,089	$83,670,064	$45,893,164	$23,616,692	$552,310,766

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 103,494,052	$ 23,087,927	$42,199,064	$ 4,394,668	$ 3,136,543	$ 66,538,763
Shares outstanding	3,891,548	987,008	1,296,295	853,623	133,647	1,548,568
Net asset value ("NAV") per share	$ 26.59	$ 23.39	$ 32.55	$ 5.15	$ 23.47	$ 42.97
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 28.21	$ 24.82	$ 34.54	$ 5.46	$ 24.90	$ 45.59
Class C Shares
Net assets	$ 37,563,661	$ 3,055,338	$ 2,671,896	$ 2,881,727	$ 1,374,243	$ 13,418,620
Shares outstanding	1,415,451	137,136	87,887	661,050	67,596	353,212
NAV and offering price per share	$ 26.54	$ 22.28	$ 30.40	$ 4.36	$ 20.33	$ 37.99
Class R3 Shares
Net assets	$ 1,069,158	$ 1,248,459	$ 86,622	$ 78,518	$ 541,025	$ 4,831,604
Shares outstanding	40,276	52,985	2,698	15,483	24,167	114,879
NAV and offering price per share	$ 26.55	$ 23.56	$ 32.11	$ 5.07	$ 22.39	$ 42.06
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$ 9,691,011	$ 10,899,176
Shares outstanding	—	—	—	—	401,231	242,577
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 24.15	$ 44.93
Class I Shares
Net assets	$ 63,168,146	$ 218,300,365	$38,712,482	$38,538,251	$ 8,873,870	$456,622,603
Shares outstanding	2,374,707	9,289,511	1,179,001	7,449,915	369,906	10,277,034
NAV and offering price per share	$ 26.60	$ 23.50	$ 32.83	$ 5.17	$ 23.99	$ 44.43
Fund level net assets consist of:
Capital paid-in	$ 429,566,649	$ 427,717,428	$88,409,782	$30,438,565	$20,195,611	$483,242,975
Total distributable earnings	(224,271,632)	(182,025,339)	(4,739,718)	15,454,599	3,421,081	69,067,791
Fund level net assets	$ 205,295,017	$ 245,692,089	$83,670,064	$45,893,164	$23,616,692	$552,310,766
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 2019
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 8,936,861	$ 9,177,712	$ 1,668,745	$ 1,214,132	$ 442,550	$ 8,166,415
Interest	125,402	45,829	20,284	12,309	16,521	415,291
Foreign tax withheld on dividend income	(568,418)	(508,290)	(6,526)	(13,183)	—	—
Total investment income	8,493,845	8,715,251	1,682,503	1,213,258	459,071	8,581,706
Expenses
Management fees	1,622,789	1,821,265	602,733	360,340	217,031	5,117,445
12b-1 service fees - Class A Shares	281,727	63,925	106,597	11,168	9,335	185,003
12b-1 distibution and service fees - Class C Shares	459,331	45,503	38,193	34,015	22,426	163,563
12b-1 distibution and service fees - Class R3 Shares	5,539	6,375	323	378	3,008	50,820
Shareholder servicing agent fees	257,671	565,901	92,011	48,829	35,302	904,185
Custodian fees	91,936	123,003	29,726	26,978	29,962	85,228
Professional fees	79,202	55,592	24,539	20,932	20,150	63,434
Trustees fees	7,064	7,987	2,591	1,693	893	20,274
Shareholder reporting expenses	48,832	111,040	24,235	19,121	12,688	112,104
Federal and state registration fees	47,378	76,093	72,884	70,096	84,408	109,183
Other	11,506	12,569	7,740	8,116	8,061	17,932
Total expenses before fee waiver/expense reimbursement	2,912,975	2,889,253	1,001,572	601,666	443,264	6,829,171
Fee waiver/expense reimbursement	(182,953)	(439,082)	(92,039)	(145,790)	(120,436)	—
Net expenses	2,730,022	2,450,171	909,533	455,876	322,828	6,829,171
Net investment income (loss)	5,763,823	6,265,080	772,970	757,382	136,243	1,752,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	890,300	3,390,111	(1,099,231)	5,220,211	1,122,131	31,906,568
Options written	—	—	—	27,478	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,354,036)	(26,303,295)	1,990,588	(5,737,876)	(4,643,343)	(125,674,550)
Options written	—	—	—	(17,704)	—	—
Net realized and unrealized gain (loss)	(3,463,736)	(22,913,184)	891,357	(507,891)	(3,521,212)	(93,767,982)
Net increase (decrease) in net assets from operations	$ 2,300,087	$(16,648,104)	$ 1,664,327	$ 249,491	$(3,384,969)	$ (92,015,447)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NWQ Global Equity Income		NWQ International Value
	Year Ended 6/30/19	Year Ended(1) 6/30/18	Year Ended 6/30/19	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 5,763,823	$ 8,748,890	$ 6,265,080	$ 5,044,496
Net realized gain (loss) from:
Investments and foreign currency	890,300	8,457,329	3,390,111	(2,688,404)
Options written	—	58,088	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,354,036)	(5,020,326)	(26,303,295)	9,028,087
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	2,300,087	12,243,981	(16,648,104)	11,384,179
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(5,609,547)	(3,963,665)	(275,820)	(824,315)
Class C Shares	(1,894,160)	(1,629,081)	(14,488)	(253,732)
Class R3 Shares	(51,570)	(40,728)	(11,347)	(40,527)
Class R6 Shares	—	—	—	—
Class I Shares	(3,687,239)	(2,885,092)	(3,137,363)	(7,719,270)
Class T Shares(4)	—	(770)	—	—
Decrease in net assets from distributions to shareholders	(11,242,516)	(8,519,336)	(3,439,018)	(8,837,844)
Fund Share Transactions
Proceeds from sale of shares	32,766,377	27,061,166	70,260,677	76,882,207
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,498,300	7,904,819	3,373,855	8,506,835
	43,264,677	34,965,985	73,634,532	85,389,042
Cost of shares redeemed	(99,385,388)	(96,250,842)	(97,010,058)	(95,166,449)
Net increase (decrease) in net assets from Fund share transactions	(56,120,711)	(61,284,857)	(23,375,526)	(9,777,407)
Net increase (decrease) in net assets	(65,063,140)	(57,560,212)	(43,462,648)	(7,231,072)
Net assets at the beginning of period	270,358,157	327,918,369	289,154,737	296,385,809
Net assets at the end of period	$205,295,017	$270,358,157	$245,692,089	$289,154,737

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions were paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/19	Year Ended(1) 6/30/18	Year Ended 6/30/19	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 772,970	$ (612,340)	$ 757,382	$ 776,648
Net realized gain (loss) from:
Investments and foreign currency	(1,099,231)	31,333,987	5,220,211	16,818,092
Options written	—	—	27,478	22,643
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,990,588	(20,869,293)	(5,737,876)	(10,674,614)
Options written	—	—	(17,704)	17,704
Net increase (decrease) in net assets from operations	1,664,327	9,852,354	249,491	6,960,473
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	—	(553,040)	(917,058)	(1,366,362)
Class C Shares	—	(243,190)	(862,566)	(1,162,576)
Class R3 Shares	—	(1,803)	(16,678)	(17,693)
Class R6 Shares	—	—	—	—
Class I Shares	—	(822,110)	(9,629,934)	(15,352,452)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(1,620,143)	(11,426,236)	(17,899,083)
Fund Share Transactions
Proceeds from sale of shares	25,327,908	5,766,212	6,221,179	5,316,579
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	1,473,387	11,206,326	17,591,205
	25,327,908	7,239,599	17,427,505	22,907,784
Cost of shares redeemed	(34,538,655)	(19,873,974)	(29,636,097)	(29,242,484)
Net increase (decrease) in net assets from Fund share transactions	(9,210,747)	(12,634,375)	(12,208,592)	(6,334,700)
Net increase (decrease) in net assets	(7,546,420)	(4,402,164)	(23,385,337)	(17,273,310)
Net assets at the beginning of period	91,216,484	95,618,648	69,278,501	86,551,811
Net assets at the end of period	$ 83,670,064	$ 91,216,484	$ 45,893,164	$ 69,278,501

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions were paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/19	Year Ended(1) 6/30/18	Year Ended 6/30/19	Year Ended(1) 6/30/18
Operations
Net investment income (loss)	$ 136,243	$ (27,378)	$ 1,752,535	$ (860,157)
Net realized gain (loss) from:
Investments and foreign currency	1,122,131	7,959,556	31,906,568	85,826,673
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,643,343)	(1,627,692)	(125,674,550)	31,392,206
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(3,384,969)	6,304,486	(92,015,447)	116,358,722
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(1,011,062)	(229,386)	(7,957,889)	(3,334,685)
Class C Shares	(640,504)	(163,839)	(1,945,422)	(971,228)
Class R3 Shares	(156,343)	(38,756)	(1,447,253)	(337,272)
Class R6 Shares	(2,221,475)	(400,350)	(1,030,068)	(453,000)
Class I Shares	(3,821,582)	(2,160,096)	(57,417,784)	(24,048,799)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,850,966)	(2,992,427)	(69,798,416)	(29,144,984)
Fund Share Transactions
Proceeds from sale of shares	9,605,484	15,052,836	217,262,618	172,720,666
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,556,283	2,935,615	65,990,125	27,737,830
	17,161,767	17,988,451	283,252,743	200,458,496
Cost of shares redeemed	(20,932,739)	(42,728,057)	(334,510,677)	(235,360,324)
Net increase (decrease) in net assets from Fund share transactions	(3,770,972)	(24,739,606)	(51,257,934)	(34,901,828)
Net increase (decrease) in net assets	(15,006,907)	(21,427,547)	(213,071,797)	52,311,910
Net assets at the beginning of period	38,623,599	60,051,146	765,382,563	713,070,653
Net assets at the end of period	$ 23,616,692	$ 38,623,599	$ 552,310,766	$ 765,382,563

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended June 30, 2018, NWQ International Value's and NWQ Multi-Cap Value's distributions to shareholders were paid from net investment income, while NWQ Small-Cap Value's distributions were paid from accumulated net realized gains and NWQ Global Equity Income's, NWQ Large-Cap Value's and NWQ Small/Mid-Cap Value's distributions to shareholders were paid from net investment income and accumulated net realized gains.
(4)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

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Financial Highlights
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2019	$27.45	$0.69	$(0.20)	$ 0.49	$(0.72)	$(0.63)	$(1.35)	$26.59
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—*	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
Class C (09/09)
2019	27.39	0.46	(0.16)	0.30	(0.52)	(0.63)	(1.15)	26.54
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—*	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
Class R3 (09/09)
2019	27.40	0.62	(0.19)	0.43	(0.65)	(0.63)	(1.28)	26.55
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	—*	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
Class I (09/09)
2019	27.46	0.74	(0.18)	0.56	(0.79)	(0.63)	(1.42)	26.60
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—*	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.23%	$103,494	1.19%	2.52%	1.11%	2.60%	30%
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86
(4.88)	1,599	3.83	0.36	1.20	2.98	51
1.27	918	6.33	(2.72)	1.21	2.40	27

1.45	37,564	1.94	1.68	1.86	1.76	30
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86
(5.57)	382	4.78	(0.81)	1.96	2.01	51
0.51	413	6.83	(3.46)	1.96	1.40	27

1.97	1,069	1.44	2.27	1.36	2.35	30
3.13	1,225	1.43	2.56	1.36	2.63	31
15.48	1,926	1.55	3.77	1.36	3.96	86
(5.09)	306	4.27	(0.30)	1.46	2.52	51
0.98	331	6.31	(3.01)	1.46	1.84	27

2.45	63,168	0.94	2.73	0.86	2.81	30
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(4.64)	49,542	1.37	4.68	0.94	5.12	51
1.53	1,059	5.88	(2.40)	0.96	2.51	27
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/ 99)
2019	$25.16	$0.50	$(2.01)	$(1.51)	$(0.26)	$ —	$(0.26)	$23.39
2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
2017(e)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	25.67
Class C (12/ 99)
2019	23.94	0.25	(1.84)	(1.59)	(0.07)	—	(0.07)	22.28
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(e)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	24.40
Class R3 (08/ 08)
2019	25.34	0.46	(2.04)	(1.58)	(0.20)	—	(0.20)	23.56
2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
2017(e)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	25.84
Class I (12/ 99)
2019	25.29	0.58	(2.04)	(1.46)	(0.33)	—	(0.33)	23.50
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(e)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	25.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

(5.90)%	$ 23,088	1.32%	1.95%	1.15%	2.11%	14%
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20
(0.20)	37,581	1.35	0.81	N/A	N/A	30
15.35	151,078	1.42	2.01	N/A	N/A	24

(6.68)	3,055	2.07	0.97	1.90	1.14	14
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30
14.49	27,876	2.16	1.23	N/A	N/A	24

(6.17)	1,248	1.57	1.78	1.40	1.95	14
3.71	1,391	1.52	1.20	1.40	1.31	17
13.97	1,095	1.51*	1.59*	1.40*	1.70*	23
(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30
15.04	1,888	1.67	1.71	N/A	N/A	24

(5.67)	218,300	1.07	2.31	0.90	2.48	14
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30
15.63	177,508	1.16	2.27	N/A	N/A	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven month ended June 30 2017.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2019	$31.84	$ 0.26	$ 0.45	$ 0.71	$ —	$ —	$ —	$32.55
2018(e)	29.15	(0.18)	3.42	3.24	(0.55)	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
Class C (12/02)
2019	29.97	(0.02)	0.45	0.43	—	—	—	30.40
2018(e)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
Class R3 (08/08)
2019	31.48	0.18	0.45	0.63	—	—	—	32.11
2018(e)	28.84	(0.01)	3.12	3.11	(0.47)	—	(0.47)	31.48
2017	23.61	0.33	5.05	5.38	(0.15)	—	(0.15)	28.84
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
Class I (11/97)
2019	32.03	0.34	0.46	0.80	—	—	—	32.83
2018(e)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.23%	$42,199	1.26%	0.73%	1.15%	0.84%	23%
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28
(3.87)	33,973	1.30	0.61	N/A	N/A	42

1.43	2,672	2.01	(0.17)	1.90	(0.06)	23
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	N/A	N/A	42

2.00	87	1.51	0.49	1.40	0.60	23
10.81	62	1.49	(0.12)	1.40	(0.02)	118
22.78	318	1.50	1.14	1.40	1.25	46
(6.79)	206	1.59	0.54	1.59	0.54	28
(4.12)	179	1.55	0.34	N/A	N/A	42

2.50	38,712	1.01	0.97	0.90	1.08	23
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28
(3.64)	49,665	1.05	0.86	N/A	N/A	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Per share Net investment income (loss) and Net Investment Income (Loss)to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the June 30, 2018. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class R3	0.37	1.15	1.24
Class I	0.28	0.83	0.92

N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019	$ 6.72	$0.07	$(0.19)	$(0.12)	$(0.03)	$ (1.42)	$ (1.45)	$ 5.15
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
Class C (12/06)
2019	5.95	0.02	(0.19)	(0.17)	—	(1.42)	(1.42)	4.36
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
Class R3 (09/09)
2019	6.64	0.06	(0.20)	(0.14)	(0.01)	(1.42)	(1.43)	5.07
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
Class I (12/06)
2019	6.75	0.08	(0.19)	(0.11)	(0.05)	(1.42)	(1.47)	5.17
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.96%	$ 4,395	1.27%	0.99%	1.00%	1.26%	35%
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32
0.68	15,522	1.17	0.86	N/A	N/A	26

1.21	2,882	2.02	0.22	1.75	0.48	35
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32
(0.04)	8,219	1.92	0.20	N/A	N/A	26

1.65	79	1.52	0.75	1.25	1.01	35
8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32
0.40	66	1.42	0.75	N/A	N/A	26

2.13	38,538	1.02	1.20	0.75	1.46	35
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32
0.96	169,058	0.92	1.11	N/A	N/A	26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019	$36.02	$ 0.08	$(3.94)	$(3.86)	$ —	$(8.69)	$(8.69)	$23.47
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
Class C (12/06)
2019	32.87	(0.12)	(3.73)	(3.85)	—	(8.69)	(8.69)	20.33
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
Class R3 (09/09)
2019	34.94	0.01	(3.87)	(3.86)	—	(8.69)	(8.69)	22.39
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
Class R6 (06/16)
2019	36.62	0.20	(3.98)	(3.78)	—	(8.69)	(8.69)	24.15
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2019	36.50	0.16	(3.98)	(3.82)	—	(8.69)	(8.69)	23.99
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	—*	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(6.42)%	$ 3,137	1.73%	(0.13)%	1.31%	0.29%	54%
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68

(7.13)	1,374	2.48	(0.90)	2.06	(0.47)	54
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68

(6.65)	541	1.98	(0.38)	1.56	0.04	54
13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68

(6.03)	9,691	1.32	0.29	0.90	0.72	54
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
0.00	25	—	—	—	—	—

(6.19)	8,874	1.48	0.13	1.06	0.55	54
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2019	$55.23	$ 0.03	$(7.03)	$(7.00)	$ —	$(5.26)	$(5.26)	$42.97
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
Class C (12/04)
2019	49.96	(0.28)	(6.43)	(6.71)	—	(5.26)	(5.26)	37.99
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
Class R3 (09/09)
2019	54.33	(0.10)	(6.91)	(7.01)	—	(5.26)	(5.26)	42.06
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
Class R6 (02/13)
2019	57.24	0.22	(7.27)	(7.05)	—	(5.26)	(5.26)	44.93
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	—*	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
Class I (12/04)
2019	56.75	0.16	(7.22)	(7.06)	—	(5.26)	(5.26)	44.43
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(11.47)%	$ 66,539	1.24%	0.07%	62%
16.94	82,161	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39
3.38	122,575	1.42	(0.71)	38

(12.14)	13,419	1.99	(0.68)	62
16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39
2.63	29,732	2.17	(1.47)	38

(11.68)	4,832	1.49	(0.21)	62
16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39
3.14	6,500	1.67	(0.96)	38

(11.12)	10,899	0.86	0.46	62
17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39
3.81	3,625	1.01	(0.33)	38

(11.26)	456,623	0.99	0.33	62
17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39
3.65	447,072	1.17	(0.47)	38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is June 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Investment Objectives
NWQ International Value’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, and NWQ Small-Cap Value’s investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide investors with high current income and long-term capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securitieswhose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materi-

ally affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$100,884,165	$ 98,105,431**	$ —	$198,989,596
Structured Notes	—	2,156,379	—	2,156,379
Total	$100,884,165	$100,261,810	$ —	$201,145,975

NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$55,045,245	$188,485,404**	$ —	$243,530,649

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$80,682,866	$1,024,896**	$ —	$81,707,762
Short-Term Investments:
Repurchase Agreements	—	1,939,575	—	1,939,575
Total	$80,682,866	$2,964,471	$ —	$83,647,337

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,679,784	$ 602,480**	$ —	$45,282,264
Short-Term Investments:
Repurchase Agreements	—	524,005	—	524,005
Total	$44,679,784	$1,126,485	$ —	$45,806,269

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$22,143,354	$ —	$ —	$22,143,354
Short-Term Investments:
Repurchase Agreements	—	2,115,693	—	2,115,693
Total	$22,143,354	$2,115,693	$ —	$24,259,047

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$514,509,060	$ —	$ —	$514,509,060
Short-Term Investments:
Repurchase Agreements	—	46,275,425	—	46,275,425
Total	$514,509,060	$46,275,425	$ —	$560,784,485

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.

Notes to Financial Statements (continued)
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$ 30,168,479	14.7%
Japan	19,226,159	9.4
United Kingdom	14,083,193	6.9
France	13,495,079	6.6
Ireland	6,311,877	3.1
Bermuda	6,153,597	3.0
Netherlands	6,150,595	3.0
Spain	5,604,706	2.7
Belgium	4,725,260	2.3
Other	15,248,526	7.4
Total non-U.S. securities	$121,167,471	59.1%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 57,517,371	23.4%
Germany	29,501,943	12.0
Netherlands	26,727,884	10.9
United Kingdom	23,704,552	9.6
France	21,196,518	8.6
South Korea	13,363,961	5.4
Switzerland	12,762,454	5.2
Denmark	11,405,542	4.6
Belgium	10,244,102	4.2
Other	26,387,929	10.8
Total non-U.S. securities	$232,812,256	94.7%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$ 1,939,575	$ (1,939,575)	$ —
NWQ Large-Cap Value	Fixed Income Clearing Corporation	524,005	(524,005)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	2,115,693	(2,115,693)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	46,275,425	(46,275,425)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, NWQ Large-Cap Value wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.
The average notional amount of outstanding options written during the current fiscal period was as follows:
NWQ Large-Cap Value
Average notional amount of outstanding options written*	$(150,800)
*     The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net RealizedGain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Large-Cap Value	Equity price	Options written	$27,478	$(17,704)

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 6/30/19		Year Ended 6/30/18
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	778,229	$ 21,108,373	251,164	$ 7,263,398
Class A – automatic conversion of Class C Shares	9,163	250,163	—	—
Class C	15,721	412,794	34,883	1,006,625
Class R3	7,360	190,925	6,084	174,028
Class I	403,209	10,804,122	654,504	18,617,115
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,185	5,209,913	129,245	3,640,042
Class C	67,002	1,659,600	52,053	1,460,300
Class R3	1,286	32,148	798	22,446
Class I	143,481	3,596,639	98,743	2,782,031
Class T(1)	—	—	—	—
	1,633,636	43,264,677	1,227,474	34,965,985
Shares redeemed:
Class A	(1,435,718)	(37,839,595)	(1,629,921)	(46,556,326)
Class C	(1,123,707)	(30,028,575)	(606,223)	(17,253,516)
Class C – automatic conversion to Class A Shares	(9,185)	(250,163)	—	—
Class R3	(13,089)	(338,996)	(32,723)	(936,816)
Class I	(1,183,341)	(30,904,869)	(1,102,707)	(31,504,184)
Class T(1)	(919)	(23,190)	—	—
	(3,765,959)	(99,385,388)	(3,371,574)	(96,250,842)
Net increase (decrease)	(2,132,323)	$(56,120,711)	(2,144,100)	$(61,284,857)

(1)	Class T Shares were not available for public offering.

	Year Ended 6/30/19		Year Ended 6/30/18
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	319,073	$ 7,685,483	273,964	$ 7,133,410
Class A – automatic conversion of Class C Shares	5,681	142,233	—	—
Class C	7,181	157,381	37,971	941,448
Class R3	18,907	443,686	29,173	764,544
Class I	2,672,117	61,831,894	2,596,144	68,042,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,363	238,747	25,075	656,226
Class C	610	12,258	9,108	227,615
Class R3	326	6,907	802	21,154
Class I	147,815	3,115,943	289,373	7,601,840
	3,183,073	73,634,532	3,261,610	85,389,042
Shares redeemed:
Class A	(410,523)	(9,475,463)	(381,388)	(9,963,413)
Class C	(281,899)	(6,524,926)	(122,951)	(3,045,972)
Class C – automatic conversion to Class A Shares	(5,973)	(142,233)	—	—
Class R3	(21,154)	(495,614)	(18,714)	(490,489)
Class I	(3,456,461)	(80,371,822)	(3,150,778)	(81,666,575)
	(4,176,010)	(97,010,058)	(3,673,831)	(95,166,449)
Net increase (decrease)	(992,937)	$(23,375,526)	(412,221)	$ (9,777,407)

	Year Ended 6/30/19		Year Ended 6/30/18
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	611,991	$ 19,529,905	35,098	$ 1,089,604
Class A – automatic conversion of Class C Shares	7,212	232,170	—	—
Class C	13,625	399,412	5,489	160,484
Class R3	848	25,841	889	26,677
Class I	164,869	5,140,580	145,796	4,489,447
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	14,850	464,368
Class C	—	—	7,963	235,319
Class R3	—	—	—	—
Class I	—	—	24,624	773,700
	798,545	25,327,908	234,709	7,239,599
Shares redeemed:
Class A	(265,308)	(8,229,225)	(169,291)	(5,205,729)
Class C	(623,582)	(18,789,692)	(169,240)	(4,855,623)
Class C – automatic conversion to Class A Shares	(7,665)	(232,170)	—	—
Class R3	(133)	(4,131)	(9,922)	(310,864)
Class I	(234,810)	(7,283,437)	(309,022)	(9,501,758)
	(1,131,498)	(34,538,655)	(657,475)	(19,873,974)
Net increase (decrease)	(332,953)	$ (9,210,747)	(422,766)	$(12,634,375)

Notes to Financial Statements (continued)
	Year Ended 6/30/19		Year Ended 6/30/18
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	262,431	$ 1,307,006	154,876	$ 1,174,383
Class A – automatic conversion of Class C Shares	26,921	181,682	—	—
Class C	43,712	205,716	42,582	265,206
Class R3	—	—	162	1,140
Class I	816,384	4,526,775	545,663	3,875,850
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,051	863,725	189,266	1,279,151
Class C	216,662	805,983	184,604	1,100,509
Class R3	3,853	16,677	2,653	17,693
Class I	2,147,477	9,519,941	2,235,717	15,193,852
	3,713,491	17,427,505	3,355,523	22,907,784
Shares redeemed:
Class A	(309,754)	(1,774,431)	(487,761)	(3,529,637)
Class C	(287,156)	(1,361,335)	(298,423)	(1,977,546)
Class C – automatic conversion to Class A Shares	(30,390)	(181,682)	—	—
Class R3	—	—	(799)	(5,066)
Class I	(4,457,866)	(26,318,649)	(3,239,738)	(23,730,235)
	(5,085,166)	(29,636,097)	(4,026,721)	(29,242,484)
Net increase (decrease)	(1,371,675)	$(12,208,592)	(671,198)	$ (6,334,700)

	Year Ended 6/30/19		Year Ended 6/30/18
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,558	$ 1,182,252	13,321	$ 457,793
Class A – automatic conversion of Class C Shares	268	9,739	—	—
Class C	28,914	550,654	5,482	175,577
Class R3	6,821	146,076	1,975	65,880
Class R6	137,160	3,655,022	195,529	6,833,457
Class I	150,499	4,061,741	214,684	7,520,129
Shares issued to shareholders due to reinvestment of distributions:
Class A	40,904	815,194	5,761	195,104
Class C	34,968	605,997	5,012	155,425
Class R3	5,369	102,174	831	27,307
Class R6	108,198	2,213,728	11,569	398,721
Class I	187,767	3,819,190	62,826	2,159,058
	742,426	17,161,767	516,990	17,988,451
Shares redeemed:
Class A	(74,347)	(2,000,947)	(60,181)	(2,062,573)
Class C	(93,156)	(2,112,542)	(13,648)	(429,502)
Class C – automatic conversion to Class A Shares	(294)	(9,739)	—	—
Class R3	(9,971)	(273,987)	(7,886)	(264,280)
Class R6	(107,069)	(3,043,036)	(116,883)	(4,050,035)
Class I	(530,677)	(13,492,488)	(1,045,249)	(35,921,667)
	(815,514)	(20,932,739)	(1,243,847)	(42,728,057)
Net increase (decrease)	(73,088)	$ (3,770,972)	(726,857)	$(24,739,606)

	Year Ended 6/30/19		Year Ended 6/30/18
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	593,975	$ 26,454,692	307,158	$ 15,768,714
Class A – automatic conversion of Class C Shares	2,077	116,325	—	—
Class C	61,304	2,396,937	34,066	1,621,817
Class R3	306,258	16,150,341	57,371	2,947,765
Class R6	90,480	4,088,822	76,784	4,157,157
Class I	3,656,466	168,055,501	2,767,930	148,225,213
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,789	6,844,564	53,317	2,770,337
Class C	51,261	1,732,639	18,765	885,497
Class R3	27,801	1,037,550	2,286	117,011
Class R6	19,089	758,430	6,880	369,655
Class I	1,414,470	55,616,942	442,523	23,595,330
	6,402,970	283,252,743	3,767,080	200,458,496
Shares redeemed:
Class A	(714,805)	(32,128,608)	(552,295)	(28,949,450)
Class C	(191,878)	(7,963,259)	(134,949)	(6,387,679)
Class C – automatic conversion to Class A Shares	(2,297)	(116,325)	—	—
Class R3	(365,123)	(15,053,499)	(77,507)	(4,007,282)
Class R6	(60,786)	(2,868,562)	(73,078)	(3,982,936)
Class I	(6,114,452)	(276,380,424)	(3,611,632)	(192,032,977)
	(7,449,341)	(334,510,677)	(4,449,461)	(235,360,324)
Net increase (decrease)	(1,046,371)	$ (51,257,934)	(682,381)	$ (34,901,828)
5.  Investment Transactions
Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$ 69,101,083	$35,385,364	$19,472,003	$18,705,015	$14,557,491	$378,598,336
Sales and maturities	132,329,982	49,112,402	28,994,157	39,732,542	24,433,946	441,101,590
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Certain Funds have filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Dividends in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

Notes to Financial Statements (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$181,737,979	$220,600,860	$87,329,091	$34,000,578	$20,545,446	$507,948,628
Gross unrealized:
Appreciation	$ 29,206,190	$ 49,028,634	$ 5,998,405	$13,013,933	$ 5,109,979	$ 91,204,451
Depreciation	(9,798,194)	(26,098,845)	(9,680,159)	(1,208,242)	(1,396,378)	(38,368,594)
Net unrealized appreciation (depreciation) of investments	$ 19,407,996	$ 22,929,789	$ (3,681,754)	$11,805,691	$ 3,713,601	$ 52,835,857
Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, securities litigation settlements, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2019, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2019, the Funds' tax year end, were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1,2]	$3,874,696	$6,317,263	$145,104	$ 402,803	$ —	$ 1,090,517
Undistributed net long-term capital gains	—	—	—	3,246,105	—	27,502,166

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 28, 2019 and paid on July 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended June 30, 2019 and June 30, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$5,975,897	$3,439,018	$ —	$ 401,531	$1,091,245	$ 4,675,365
Distributions from net long-term capital gains	5,631,773	—	—	11,024,705	6,759,721	65,123,051

2018	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$9,706,041	$8,837,844	$1,620,143	$ 1,991,712	$ 92,417	$ —
Distributions from net long-term capital gains	—	—	—	15,907,371	2,900,010	29,144,984

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of June 30, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NWQ Global Equity Income[3]	NWQ International Value	NWQ Multi-Cap Value
Not subject to expiration:
Short-term	$ 4,158,110	$ 11,558,734	$ —
Long-term	241,071,935	199,721,913	1,136,514
Total	$245,230,045	$211,280,647	$1,136,514

[3]	NWQ Global Equity Income's capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next nineteen years, at which point the annual limitation will further be reduced to approximately $1.2 million.
During the Funds' tax year ended June 30, 2019, NWQ International Value utilized $2,700,938 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:
	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Post-October capital losses[4]	$292,520	$12,360,749
Late-year ordinary losses[5]	—	—

[4]	Capital losses incurred from November 1, 2018 through June 30, 2019, the Funds' tax year end.
[5]	Ordinary losses incurred from January 1, 2019 through June 30, 2019 and/or specified losses incurred from November 1, 2018 through June 30, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2019, the complex-level fee for each Fund was 0.1577%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2021	N/A
NWQ International Value	0.94	July 31, 2021	N/A
NWQ Multi-Cap Value	0.94	July 31, 2021	N/A
NWQ Large-Cap Value	0.79	July 31, 2021	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2021	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
NA - Not Applicable.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected (Unaudited)	$8,528	$3,922	$9,989	$3,419	$5,699	$15,935
Paid to financial intermediaries (Unaudited)	7,570	3,548	8,935	2,963	5,007	13,887
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances (Unaudited)	$2,243	$2,305	$2,158	$1,165	$1,171	$17,261
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained (Unaudited)	$46,418	$2,942	$3,784	$1,936	$1,779	$16,746
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained (Unaudited)	$250	$460	$ —	$20	$333	$1,743
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:
	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class R3 Shares	15,483	3,353	1,583
Class R6 Shares	—	891	802
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealizedn appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources

Notes to Financial Statements (continued)
of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.
	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value
From net investment income:
Class A Shares	$(2,798,265)	$ (125,198)	$ (1,679)
Class C Shares	(986,296)	(76,275)	—
Class R3 Shares	(27,385)	(1,705)	—
Class R6 Shares	—	—	(21,985)
Class I Shares	(2,117,400)	(1,788,534)	(68,753)
Class T Shares(1)	(552)	—	—
From accumulated net realized gains:
Class A Shares	(1,165,400)	(1,241,164)	(227,707)
Class C Shares	(642,785)	(1,086,301)	(163,839)
Class R3 Shares	(13,343)	(15,988)	(38,756)
Class R6 Shares	—	—	(378,365)
Class I Shares	(767,692)	(13,563,918)	(2,091,343)
Class T Shares(1)	(218)	—	—
Total distributions to shareholders:
Class A Shares	(3,963,665)	(1,366,362)	(229,386)
Class C Shares	(1,629,081)	(1,162,576)	(163,839)
Class R3 Shares	(40,728)	(17,693)	(38,756)
Class R6 Shares	—	—	(400,350)
Class I Shares	(2,885,092)	(15,352,452)	(2,160,096)
Class T Shares(1)	(770)	—	—

(1)	Class T Shares were not available for public offering.
In addition, as of June 30, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
UNII at the end of period	$1,027,387	$551,797	$(694,379)	$ —	$(27,317)	$(587,758)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.
10.  Subsequent Events
Share Classes
Effective August 5, 2019, Class R3 shares of Nuveen NWQ Multi-Cap Value Fund are no longer being offered for sale.
Complex-Level Management Fee
Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund paid qualifying taxes of $356,605 and $355,041, respectively, and earned $6,128,324 and $9,177,713 of foreign source income, respectively, during the fiscal year ended June 30,2019. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund hereby designate $0.05 and $0.03 per share as foreign taxes paid, respectively, and $0.79 and $0.88 per share as income earned from foreign sources, respectively, for the fiscal year ended June 30, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2019:
	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Multi-Cap Value	NWQ Small-Cap Value
Long-Term Capital Gain Dividends	$5,631,773	$12,122,147	$6,759,721	$71,609,337
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	% of DRD	% of QDI
Nuveen NWQ Global Equity Income Fund	35.3%	100.0%
Nuveen NWQ International Value Fund	0.0%	100.0%
Nuveen NWQ Multi-Cap Value Fund	0.0%	0.0%
Nuveen NWQ Large-Cap Value Fund	100.0%	100.0%
Nuveen NWQ Small/Mid-Cap Value Fund	29.7%	29.7%
Nuveen NWQ Small-Cap Value Fund	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group, and the Fund’s performance was below its benchmark for the one-, three- and five-year periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
For Nuveen NWQ International Value Fund (the “International Value Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods and the Fund’s performance was below its benchmark for such periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
For Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and its performance was below its benchmark for the one-, three- and five-year periods. The Board noted that the Fund’s peer relative performance improved in the first quarter of 2019 with the Fund ranking in the second quartile of the Performance Peer Group for the one-year period ended March 29, 2019 and third quartile for the three-year period ended March 29, 2019. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
For Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods. The Fund’s performance also was below the performance of its benchmark for the one-, three- and five-year periods. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019 with the Fund ranking in the second quartile of the Performance Peer Group for the one- and three-year periods ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and its performance was below the performance of its benchmark for the one-, three- and five-year periods. The Board considered the Adviser’ explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
For Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period. The Fund’s performance was also below the performance of its benchmark for the one-, three- and five-year periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that (a) the Global Equity Income Fund, International Value Fund, Large-Cap Value Fund, Small/Mid-Cap Value Fund and Small-Cap Value Fund each had a net management fee and a net expense ratio that were below the respective peer averages and (b) the Multi-Cap Value Fund had a net management fee and a net expense ratio that were in line with the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary and/or permanent expense cap(s) applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since January 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NWQ-0619D915370-INV-Y-08/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	29,960	0	24,034	0
Nuveen NWQ Multi-Cap Value Fund	14,675	0	3,555	0
Nuveen NWQ Small-Cap Value Fund	16,870	0	3,555	0
Nuveen NWQ Large-Cap Value Fund	14,530	0	2,970	0
Nuveen NWQ Small/Mid-Cap Value Fund	14,425	0	3,555	0

Total	$90,460	$0	$37,669	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	30,278	7,000	15,049	0
Nuveen NWQ Multi-Cap Value Fund	14,621	0	0	0
Nuveen NWQ Small-Cap Value Fund	17,380	0	5,040	0
Nuveen NWQ Large-Cap Value Fund	14,537	0	5,286	0
Nuveen NWQ Small/Mid-Cap Value Fund	14,399	0	0	0

Total	$91,215	$7,000	$25,375	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	24,034	0	0	24,034
Nuveen NWQ Multi-Cap Value Fund	3,555	0	0	3,555
Nuveen NWQ Small-Cap Value Fund	3,555	0	0	3,555
Nuveen NWQ Large-Cap Value Fund	2,970	0	0	2,970
Nuveen NWQ Small/Mid-Cap Value Fund	3,555	0	0	3,555

Total	$37,669	$0	$0	$37,669

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	15,049	0	0	15,049
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	5,040	0	0	5,040
Nuveen NWQ Large-Cap Value Fund	5,286	0	0	5,286
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$25,375	$0	$0	$25,375

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019